EXHIBIT 99.3
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
The following unaudited pro forma condensed combined balance sheet and statements of operations are presented to give effect to the purchase of substantially all of the assets, including the intellectual property portfolio, and the assumption of certain liabilities, (the “Transaction”) of Digeo, Inc. (“Digeo”) by ARRIS Group, Inc. (“ARRIS”). The pro forma information was prepared based on the historical financial statements and related notes of ARRIS and Digeo after giving effect to the Transaction using the purchase method of accounting. In addition, certain historical Digeo balances have been reclassified to conform to ARRIS’ presentation.
The unaudited pro forma combined balance sheet as of June 30, 2009 is presented as if the Transaction had occurred on June 30, 2009. The unaudited pro forma combined statements of operations combine the results of operations of ARRIS and Digeo for the calendar year ended December 31, 2008 and the six months ended June 30, 2009 and are presented as if the Transaction had occurred on January 1, 2008.
The preliminary allocation of the purchase price used in the unaudited pro forma condensed combined financial statements is based upon an estimated valuation of certain assets and liabilities acquired as if the Transaction had occurred on June 30, 2009. The estimates and assumptions are subject to change upon the finalization of the valuation of the Transaction as of the actual acquisition date of October 1, 2009. The primary areas of the purchase price allocation which are not yet finalized relate to identifiable intangible assets, as well as the amount of resulting goodwill.
The unaudited pro forma condensed combined financial statements have been prepared for illustrative purposes only and are not intended to represent or be indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been achieved had ARRIS and Digeo been a combined company during the respective periods presented. The unaudited pro forma condensed combined financial statements do not reflect any operating efficiencies and/or cost savings that ARRIS may achieve with respect to the combined companies. The unaudited pro forma financial statements also do not include the effects of restructuring activities and post merger synergy.
These unaudited pro forma condensed combined financial statements should be read in conjunction with ARRIS’ historical consolidated financial statements and related notes included in its Form 10-K for the fiscal year ended December 31, 2008, filed on February 27, 2009 and in its Form 10-Q for the six months ended June 30, 2009, filed on August 10, 2009, as well as Digeo’s historical consolidated financial statements and related notes for the year ended December 31, 2008 and for the six months ended June 30, 2009, which are included as Exhibits 99.1 and 99.2, respectively, to this Form 8-K/A.

Pro Forma Consolidated Balance Sheet
As of June 30, 2009
(in thousands)

	Historical
	ARRIS	Digeo	Pro Forma		Combined
	06/30/09	06/30/09	Adjustments		Company
ASSETS

Current assets:
Cash and cash equivalents	476,846	969	(16,123	)(2)	461,692
Short-term investments, at fair value	47,195	—	—		47,195

Total cash, cash equivalents and ST inv.	524,041	969	(16,123)		508,887
Restricted cash	4,552	—	—		4,552
Accounts receivable, net	128,482	3,275	(83	)(1)	131,674
Other receivables	5,904	—	—		5,904
Inventories	115,944	1,641	(64	)(5)	117,521
Prepaids	7,700	1,944	(451	)(1)	9,193
Current deferred income tax assets	41,166	—	—		41,166
Other current assets	12,361	7,831	33	(1)
			(7,828	)(6)	12,396

Total current assets	840,150	15,660	(24,516)		831,294
Property, plant and equipment, net	60,048	796	(155	)(7)	60,689
Goodwill	231,684	—	2,000	(9)	233,684
Intangibles, net	208,822	288	(288	)(4)
			14,039	(9)	222,861
Investments	10,317	—	—		10,317
Noncurrent deferred income tax assets	3,870	—	—		3,870
Other assets	6,251	3,148	(3,148	)(1)	6,251

	1,361,142	19,893	(12,068)		1,368,966

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	48,859	2,644	(1,278	)(1)	50,225
Accrued compensation, benefits and related taxes	20,753	1,606	—		22,359
Deferred revenue	43,727	14,475	(14,475	)(6)	43,727
Current portion of long-term debt	148	100,000	(100,000	)(1)	148
Current deferred income tax liability	248	—	—		248
Accrued interest payable	657	14,221	(14,221	)(1)	657
Other accrued liabilities	40,380	4,007	(2,821	)(1)
			4,000	(2)
			(333	)(8)	45,233

Total current liabilities	154,772	136,952	(129,128)		162,596
Long-term debt, net of current portion	205,710	2,863	(2,863	)(1)	205,710
Accrued pension	19,665	—	—		19,665
Noncurrent income tax payable	12,386	—	—		12,386
Noncurrent deferred income tax liabilities	33,999	—	—		33,999
Other noncurrent liabilities	15,094	5,886	(2,487	)(1)
			(3,399	)(6)	15,094

Total liabilities	441,626	145,702	(137,877)		449,451
Stockholders’ equity Preferred stock	—	14	(14	)(3)	—
Common stock	1,379	1	(1	)(3)	1,379
Capital in excess of par value	1,169,223	428,273	(428,273	)(3)	1,169,223
Treasury stock at cost	(75,960)	(100)	100	(3)	(75,960)
Accumulated deficit	(166,711)	(553,997)	553,997	(3)	(166,711)
Unrealized loss on marketable securities	(161)	—	—		(161)
Unfunded pension losses	(8,070)	—	—		(8,070)
Cumulative translation adjustments	(184)	—	—		(184)

Total stockholders’ equity	919,516	(125,809)	125,809		919,516

	1,361,142	19,893	(12,068)		1,368,967

Pro Forma Consolidated Statements of Operations
For the Twelve Months Ended December 31, 2008
(in thousands except per share data)

	Historical		Pro Forma		Combined
	ARRIS	Digeo	Adjustments		Company
Net sales	1,144,565	5,050	—		1,149,615
Cost of sales	751,436	465	—		751,901

Gross profit	393,129	4,585	—		397,714
Gross profit %	34.3%	90.8%			34.6%
Operating expenses:

Selling, general, and administrative	143,997	9,564	(16	)(10)	153,545
Research and development expenses	112,542	18,060	(36	)(10)	130,566
Impairment of goodwill and intangible assets	209,297	920	—		210,217
Restructuring charges	1,211	7,555	—		8,766
Amortization of intangibles	44,195	995	(995	)(11)
			3,510	(14)	47,705

Total operating expenses	511,242	37,094	2,463		550,799

Operating profit (loss)	(118,113)	(32,509)	(2,463)		(153,085)

Interest expense	17,123	5,299	(5,299	)(12)	17,123
Loss (gain) on investments	717	—	—		717
Interest income	(7,224)	(148)	148	(13)	(7,224)
Loss (gain) on foreign currency	(422)	—	—		(422)
Other (income) expense, net	(1,043)	—	—		(1,043)

Income (loss) from continuing operations before income taxes	(127,264)	(37,660)	2,688		(162,236)
Income tax expense (benefit)	2,375	—	1,035	(15)	3,410

Net income (loss)	(129,639)	(37,660)	1,653		(165,646)

Net income (loss) per common share:
Basic	$(1.04)				$(1.33)
Diluted	$(1.04)				$(1.33)

Weighted average common shares — basic	124,878				124,878

Weighted average common shares — diluted	124,878				124,878

Pro Forma Consolidated Statements of Operations
For the Six Months Ended June 30, 2009
(in thousands except per share data)

	Historical		Pro Forma		Combined
	ARRIS	Digeo	Adjustments		Company
Net sales	532,039	3,228	—		535,267
Cost of sales	319,249	1,455	—		320,704

Gross profit	212,790	1,773	—		214,563
Gross profit %	40.0%	54.9%			40.1%
Operating expenses:

Selling, general, and administrative	74,471	4,992	(8	)(10)	79,455
Research and development expenses	58,538	7,983	(18	)(10)	66,503
Impairment of goodwill	—	—	—		—
Restructuring charges	712	716	—		1,428
Amortization of intangibles	18,526	62	(62	)(11)
			1,755	(14)	20,281

Total operating expenses	152,247	13,753	1,667		167,667

Operating profit (loss)	60,543	(11,980)	(1,667)		46,896

Interest expense	8,765	2,815	(2,815	)(12)	8,765
Loss (gain) on investments	(215)	—	—		(215)
Interest income	(748)	(6)	6	(13)	(748)
Loss (gain) on foreign currency	2,528	—	—		2,528
Gain on debt retirement	(4,152)	—	—		(4,152)
Other (income) expense, net	(624)	—	—		(624)

Income (loss) from continuing operations before income taxes	54,989	(14,789)	1,142		41,342
Income tax expense (benefit)	19,198	—	440	(15)	19,638

Net income (loss)	35,791	(14,789)	702		21,704

Net income (loss) per common share:
Basic	$0.29				$0.18
Diluted	$0.28				$0.17

Weighted average common shares — basic	123,849				123,849

Weighted average common shares — diluted	126,482				126,482

Pro Forma Adjustments
(1)	To adjust for the assets and liabilities not transferred in the asset purchase agreement

(2)	To record the purchase price of $20.1 million, of which $16.1 million was paid in cash and a holdback of $4.0 which will be paid in 2010

(3)	To eliminate Digeo’s historical stockholders’ equity

(4)	To eliminate the net book value of $0.3 million related to Digeo’s historical intangible assets

(5)	To record the difference of $(0.1) million between the fair value and historical carrying value of Digeo’s inventory

(6)	To record the difference between the fair value and historical carrying value of Digeo’s deferred revenue of $(17.9) million and associated deferred costs of $(7.8) million. The preliminary fair value of the deferred revenue and costs is assumed to be $-0- as there is no cost related to the remaining legal obligations of ARRIS.

(7)	To record the difference of $(0.2) million between the fair value and historical carrying value of Digeo’s fixed assets

(8)	To record the difference of $(0.3) million between the fair value and historical carrying value of Digeo’s deferred rent

(9)	To record the preliminary estimate of intangible assets acquired of $14.0 million and goodwill acquired of $2.0 million. This is based upon an estimated valuation of certain assets and liabilities acquired as if the transaction had occurred on June 30, 2009. The estimates and assumptions are subject to change upon the finalization of the valuation of the transaction as of the actual acquisition date of October 1, 2009.

(10)	To record the difference in depreciation related to the fair value adjustment of fixed assets

(11)	To eliminate the historical amortization expense of Digeo’s intangible assets

(12)	To eliminate the historical interest expense related to Digeo’s notes payable as the debt was not assumed by ARRIS

(13)	To eliminate the historical interest income related to Digeo’s restricted cash which was not transferred to ARRIS in the transaction

(14)	To record the estimated intangible amortization associated with the acquired intangible assets over an estimated life of four years

(15)	To record the tax effect related to the pro forma adjustments at the statutory tax rate of 38.5%
Earnings Per Share
As ARRIS paid cash for the transaction and no ARRIS stock or stock-based awards were issued at the time of acquisition, the pro forma weighted average number of common shares and the diluted weighted average shares outstanding are the same as ARRIS’ historical amounts.